Star Equity Holdings

A Diversified Holding Company

Common Stock:
Nasdaq: STRR

Series A 10% Preferred Stock:
Nasdaq: STRRP

Growing shareholder value through excellence in operations and disciplined capital allocation

Investor Presentation
April 2022


Digirad

Healthcare



Construction


KBS

Investments

Forward-looking Statements

Star Equity Holdings

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company's part. These forward-looking statements generally are identified by the words "believe", "expect", "anticipate", "estimate", "project", "intend", "plan", "should", "may", "will", "would", "will be", "will continue" or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company's ability to repay or refinance it or incur additional debt in the future; the Company's need for a significant amount of cash to service and repay the debt and to pay dividends on the Company's preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company's common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company's ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company's preferred stock; the Company's ability to execute on its business strategy (including any cost reduction plans); the Company's failure to realize expected benefits of restructuring and cost-cutting actions; the Company's ability to preserve and monetize its net operating losses; risks associated with the Company's possible pursuit of acquisitions; the Company's ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company's business including economic and financial market conditions generally and economic conditions in the Company's markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company's services. For a detailed discussion of cautionary statements and risks that may affect the Company's future results of operations and financial results, please refer to the Company's filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management's views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP adjusted EBITDA financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company's business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Specifically, this presentation presents the non-GAAP financial measures "Adjusted EBITDA" (defined as "earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation and other one-time transaction costs such as merger and acquisitions, financing and etc."). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company.

About Star Equity Holdings (Nasdaq: STRR; STRRP)

Star Equity Holdings

- Diversified holding company with three divisions
- Business divisions are operated by local management; corporate HQ functions like a private equity firm
- In 2021, closed sale of non-continuing healthcare businesses for over $20 million
- Pro forma 12/31/21 cash balance of $17.6 million; well-positioned to pursue acquisitions
- Tax-efficient Series A 10% Preferred Stock (non-convertible) issued Sept. 2019 in an acquisition

Common Stock *(Nasdaq: STRR)*:
Stock Price*[1]*: $1.13
15.0 million shares outstanding[2]

Series A Preferred Stock *(Nasdaq: STRRP)*:
Stock Price[1]: $10.15
1.92 million shares outstanding[2]
10% annual cash dividend

(1) 3/31/22 closing price
(2) As of 3/31/22

Star Equity currently has three divisions:

HEALTHCARE

Across the USA

Diagnostic Imaging

Designs, manufactures, and sells proprietary mobile imaging cameras for hospitals and physicians

Services existing installed base

Diagnostic Services

Offers mobile imaging services to medical providers in their facilities

CONSTRUCTION

KBS (*Maine/New England*)

Designs and manufactures modular housing units

Designs and manufactures wall panels

Commercial and residential projects

EBGL (*Minneapolis-area*)

Designs and manufactures wall panels and engineered wood products

Distributes building materials and operates a professional lumber yard and showroom

Commercial and residential projects

INVESTMENTS

Real Estate

Owns, manages, and finances real estate assets of Star Equity's operating companies

Investments

Strategic investments in potential acquisition targets or JVs for Star Equity

Investment Highlights

Star Equity Holdings

Benefits of Our Holding Company Structure

- **Enhanced revenue, cash flow, and earnings growth** due to stronger operations, cost savings, better funding, and other efficiencies
- Optimized and disciplined capital allocation will **maximize returns** over the long term
- **Operating CEOs focused on operations and growth,** not distracted by corporate functions
- **Platform for future bolt-on acquisitions** for existing operating companies, **acquisitions of new verticals,** and other **growth opportunities**

FY 2021 Revenue Summary

(vs. FY 2020) (1)

$106.6M
Consolidated Revenue
+36.3%

$58.6M
Healthcare Revenue
+18.9%

$48.0M
Construction Revenue
+66.2%

(1) During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health Technologies, Inc. ("DMS Health"), a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2021 and 2020. The results presented here relate to continuing operations, which encompass Digirad Health (Diagnostic Services and Diagnostic Imaging), Star Modular Construction, and Star Investments and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities are reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Business Divisions and Corporate Structure

Star Equity Holdings

OPERATING CEOs

- Manage Operating Businesses
- Develop Organic Growth Opportunities
- Pursue Bolt-on Acquisitions

CURRENT OPERATING BUSINESSES

Healthcare

Construction

(bolt-on acquisitions to expand existing divisions)

FUTURE OPERATING BUSINESSES

Future Acquisition 1

Future Acquisition 2

Future Acquisition 3

(future acquisitions to create new business divisions)

CORP-LEVEL MANAGEMENT

- Capital Allocation
- Strategic Leadership
- Assist Operating Management Teams
- Restructurings & Turnarounds
- Mergers, Acquisitions, & Dispositions
- Bank Relationships
- Capital Markets
- Investor Relations
- Financial Reporting, FP&A
- Compliance & Legal
- Manage Investments Division

Investments

Our Differentiated Corporate Strategy and Structure

Star Equity Holdings

Similar to Private Equity, but with Key Distinctions

1 | Looking for accretive bolt-ons and/or new verticals

2 | Willing and able to pursue both private and public acquisition targets, including through activism

3 | Flexible deal structuring: able to use mix of cash, debt, common, preferred

4 | Open-ended investment time horizon allows for flexible holding periods

5 | Long-term relationship/ partnership mentality rather than transactional

6 | Investment partners — Star Equity shareholders — do not pay any fees and have instant liquidity

Business Divisions: Healthcare

Star Equity Holdings


Digirad

Digirad Health

Digirad Health

Across the USA

Diagnostic Imaging	Diagnostic Services
Designs, manufactures, and sells proprietary solid-state imaging cameras for hospitals and physicians Services existing installed base	Offers mobile imaging services to medical providers in their facilities

Making Healthcare Convenient. **As Needed. When Needed. Where Needed.**

Digirad Health: Diagnostic Imaging

Star Equity Holdings

Designs, manufactures, and sells proprietary solid-state cameras under the Digirad brand name with unmatched imaging and flexibility; services the existing installed base *

SUPERIOR

- Image quality
- Greater flexibility
- Smaller footprint
- Fast imaging acquisition times

NATION-WIDE FIELD SERVICE

Engineers provide flexible support for Digirad and non-Digirad models

- Remote Support
- Onsite Service
- Applications Support
- Preventative Maintenance
- Parts Support

FLEXIBLE SOLUTION

Customers: Physicians and Hospitals

Location: their offices, satellite clinics, healthcare facilities, and hospitals

Convenient: As needed, where needed, when needed

Digirad cameras



Ergo™



Cardius® X-ACT+



Cardius® 2 XPO



Cardius® 3 XPO

Website: https://www.digirad.com/cameras/

* Over the last 20 years, Digirad has manufactured approximately 1,000 imaging cameras

Digirad Health: Diagnostic Services

Offers mobile imaging services to medical providers on-site at their facilities as an alternative to purchasing equipment themselves or outsourcing procedures to other providers

SOLUTIONS / EQUIPMENT
Provides turnkey, diagnostic solutions to hospitals and healthcare systems; offers a variety of solid-state imaging cameras (fixed-site and mobile systems)

MAINTENANCE
Services all major brands of nuclear gamma cameras

SUPPLIES
Wide range of nuclear imaging supplies and radiopharmaceuticals

STAFF
Offers highly-skilled, trained, and certified nuclear medicine technologists and cardiac stress technicians

LICENSING
Extensive portfolio of existing licenses and certifications

ACCREDITATION
Assists clients with accreditation process

Mainly Digirad cameras







Website: https://www.digirad.com/diagnostic-services/

Healthcare: Financial Summary *

Star Equity Holdings

Healthcare division continued to rebound to more normal levels following a COVID-slowdown, with healthcare providers returning to normal operations and onsite visits.



Revenue ($ in millions)
$60
$58
$56
$54
$52
$50
$48
$46
$44
$49.2
$58.6
FY 2020
FY 2021



Gross Profit ($ in millions)
$14
$12
$10
$8
$6
$4
$2
$-
$10.2
$12.5
FY 2020
FY 2021

* During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2021 and 2020. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Business Divisions: Construction

Star Equity Holdings



Star Modular Construction

Star Equity Holdings

Star Modular Construction

Maine/New England

KBS Builders

- Designs and manufactures custom, modular housing units for single-family and multi-family projects
- Rapidly expanding presence in commercial-scale projects in the Greater Boston Area
- Designs and manufactures structural wall panels for commercial-scale, multi-family projects
- Owns largest production capacity of any modular manufacturer in New England

Minneapolis-area

EBGL

- Designs and manufactures structural wall panels for commercial-scale, multi-family projects
- Designs and manufactures engineered wood products for single family homes and residential developments
- Distributes building materials and operates a professional lumber yard and showroom

Construction: KBS Builders

Star Equity Holdings

Maine-based designer and manufacturer of modular housing units and wall panels

MODULAR UNITS

- Residential homes and town houses
- Apartment buildings and condos
- Multi-story commercial/office buildings
- Other commercial applications, hospitals, schools, etc.

BENEFITS OF MODULAR

- Shorter construction period
- Significantly lower labor costs
- Design flexibility
- High quality control







Website: www.kbsbuildersinc.com/

3 MANUFACTURING PLANTS

Two operated by KBS

South Paris, Maine: approx. 85,000 sq. ft.; capacity of 500-600 modular units per year

Oxford, Maine: approx. 90,000 sq. ft.; partially re-opened in Sept. 2020 to manufacture wall panels; capacity of 400-500 modular units per year

One sub-leased to 3rd party

Waterford, Maine: approx. 60,000 sq. ft.

GEOGRAPHIC FOOTPRINT

Expanding universe of single and multi- family homebuilders and commercial contractors and developers across New England

- **Average selling price now exceeds $70,000/unit**
- **Potential sales pipeline of approximately $60 million**

KBS Builders Inc.

- **Goal: Produce 15 to 20 units per week (750-1000 modular units per year) in the medium term, up from recent run rate of 7 to 8 per week (pre-acquisition run rate was 3 to 4 per week)**

Construction: KBS Builders – Progress on Multifamily Initiative

Star Equity Holdings

	PROJECT COMPLETED	*PROJECT COMPLETED*	*PROJECT COMPLETED*	*PROJECT COMPLETED*	*CONTRACT SIGNED*	*CONTRACT PENDING*
Size	**$2.0M**	**$6.7M**	**$2.0M**	**$2.0-2.5M**	**~$9.0M**	**$4.0-4.5M**
Client	Martin Realty	Tocci Building Corporation	Real Estate Developer	Non-Profit Affordable Housing Developer	College in New England	Real Estate Developer
Scope	Manufacture of 58 building modules to be used for the construction of 32 housing units to renovate and expand an existing mixed-use building for military veterans	3-phase contract to manufacture 124 building modules creating 28 single-family and townhouse units for the U.S. Army Natick Soldier Systems Center	Manufacture of 36 building modules for the construction of 2 multifamily buildings	Manufacture of 40 building modules for the construction of 20 housing units for workforce housing	Pursuing a project to manufacture 72 building modules to be used for the construction of 4 dormitories	Pursuing a project to manufacture 58 building modules for the construction of 8 multifamily buildings
Location	Downtown Quincy, MA	Natick, MA	NH	Cape Cod and the Islands	New England	Cape Cod and the Islands
Delivery	September 2021	December 2021	December 2021	March 2022	Spring & Summer 2022	TBD; Fall 2022

Construction: EBGL

Star Equity Holdings

Two facilities, but managed together

EDGEBUILDER:

- Operates a **34,000 sq. ft.** leased wall panel and wood products manufacturing plant in **Prescott, WI**
- Services the **Midwest Area**
- Clients: **commercial** contractors

PRODUCTS

Wall panels, permanent wood foundations, and engineered wood products



SERVICES

Sustainable green building practices, quality structural components, advanced design solutions



BENEFITS

Reduced building time, overhead & labor costs, defects, site thefts, and delays; customization and environmentally conscious materials

Website: https://edgebuilderwallpanels.com/

GLENBROOK:

- Operates **33,000 sq. ft.** comprising a leased professional lumber yard and showroom in **Oakdale, MN** and a warehouse in **Hudson, WI**
- Services the upper Midwest states of **WI, IA, MN, ND, and SD**
- Clients: **commercial and residential** contractors

PRODUCTS

Raw lumber, drywall, doors, windows, kitchen and bathroom cabinets, and utility sheds



SERVICES

Roofing, millwork, and customized design



SYNERGIES

Using excess capacity at KBS for wall panel manufacturing needs based on EdgeBuilder's expertise and experience

Website: https://glenbrooklumber.com/

Construction: Financial Summary*

- FY 2021 Construction margins were affected by COVID-related rapid and historic rise in raw materials costs.
- Starring in early 2021, to offset these higher costs, the Company significantly increased Construction pricing, improved operations, and commodity price risk mitigation, which significantly improved gross margin in Q4 2021. Margins are expected to benefit further from these increases in 2022.



Revenue
($ in millions)
$50
$40
$30
$20
$10
$-
$28.9
$48.0
FY 2020
FY 2021



Gross Profit
($ in millions)
$5
$4
$3
$2
$1
$-
$4.1
$3.0
FY 2020
FY 2021

Business Divisions: Investments

Star Equity Holdings



KBS

Star Investments

Investments

Star Equity Holdings

Star Investments

Real Estate	Investments
• Owns and manages the real estate assets of Star Equity's operating companies • Negotiates standalone financing to optimize financial leverage and cost of capital	• Strategic investments in potential acquisition targets or JVs for Star Equity • Could use activist approach in certain situations

Star Real Estate

Formed in April 2019 with two purchase and leased back transactions:

Star Real Estate Holdings USA, Inc. ("SRE")

- Acquired and manages three manufacturing plants in Maine; two plants were purchased from KBS and a third from a private company
- All involved in the construction of modular buildings for residential, multi-family, and commercial projects


KBS

SIGNIFICANT STRATEGIC VALUE & UPSIDE POTENTIAL

- Three plants are within 15 miles of each other – the **largest modular manufacturing footprint in New England**
    - One plant is running at full capacity, but could be debottlenecked / expanded
    - One plant partially re-opened in September 2020
    - One is sublet to a local company
- Plenty of **available capacity to handle increased demand**

STRATEGY

- Future **acquisition targets could have underappreciated** real estate assets that could be placed into SRE
- SRE has raised its own debt and is self-funded
- Optimizes financial leverage and cost of capital

Financial Highlights and Growth Initiatives

Star Equity Holdings

Growing

SHAREHOLDER VALUE

through

EXCELLENCE IN OPERATIONS AND DISCIPLINED CAPITAL ALLOCATION



Financial Highlights *

Star Equity Holdings



Revenue by Business Division
($ in millions)
$120
$100
$80
$60
$40
$20
$-
$78.2
$28.9
$49.2
$106.6
$48.0
$58.6
FY 2020
FY 2021
Healthcare
Construction
Investments



Gross Profit by Business Division
($ in millions)
$19
$14
$9
$4
$(1)
$14.0
$4.1
$10.2
$15.2
$3.0
$12.5
FY 2020
FY 2021
Healthcare
Construction
Investments

* During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2021 and 2020. The results presented here relate to continuing operations, The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions, and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Growth Strategy

Star Equity Holdings

ORGANIC GROWTH OPPORTUNITIES

Healthcare

- Increase sales of proprietary, high-margin portable nuclear imaging cameras through continued advances in hardware design and upgrades
- Extend and grow high-margin, post-warranty camera support contracts through increased sales efforts
- Increase camera utilization and customer density at all points of service thereby increasing overall revenue and gross margin
- Expand geographic footprint through new and innovative product and service offerings

Construction

- Increase KBS's modular manufacturing output by debottlenecking / expanding South Paris plant and fully re-opening Oxford plant
- Goal of reaching output capability of 750-1000 modular units per year; KBS's actual production in 2021 was approximately 350 modular units versus 280 in 2020 and 230 in 2019
- KBS and EBGL can expand presence in their markets by growing output and adding new products and services

Investments

- Three owned plants have separate credit facility, lowering the cost of capital, with proceeds used to grow Construction division

DISCIPLINED ACQUISITION STRATEGY

Seeking attractive acquisition opportunities to:

- **Expand existing business divisions** through bolt-on acquisitions
- Create **new business divisions**

Fully Funded and Positioned for Growth

Star Equity Holdings

RECENT ACTIONS TAKEN TO STRENGTHEN BALANCE SHEET

- Sold **DMS Health Technologies, Inc.** business unit **for $18.8 million;** transaction closed on March 31, 2021
- **MD Office Solutions ("MDOS"),** a small regional operation in Northern California, was sold on February 1, 2021 **for $1.4 million**
- Completed a **$2.1 million private placement** in December 2021 to help remove overhang of accumulated and unpaid preferred stock dividends
- Completed a **$14.3 million public offering** in January 2022 to support working capital needs, fund growth in Construction division, and target acquisition opportunities

PROCEEDS TO FUND ....

- **Organic Growth Opportunities**
- **Acquisitions**

Our Acquisition Strategy

Star Equity Holdings

TARGETS: PUBLIC OR PRIVATE COMPANIES

- **Market cap of $5-50M** and more valuable inside our holding company structure
- **Existing assets, earnings, and cash flows** (no start-ups or venture capital-type situations)
- **High SG&A and public company costs** as a percentage of revenue that can be significantly reduced as part of Star Equity
- **Opportunities for improved operating and financial** performance
- **Bolt-ons** for existing platform businesses or **create new** divisions
- Businesses with **growth potential and strong operating management teams**

ACQUISITION SYNERGIES:

- Operating management teams freed up to **maximize operations and pursue growth opportunities**
- Sharing certain corporate functions will **reduce corporate overhead costs**
- **Lower cost of capital**
- **Better access to capital**
- **Better capital allocation**

Investment Highlights

Star Equity Holdings

Star Equity Holdings

- Diversified business lines with multiple revenue streams
- Healthcare business historically has provided stable cash flow
- Construction business has significant growth potential
- $106.6 million of revenue, $15.2 million of gross profit in 2021
- Platform for future bolt-on acquisitions & other growth opportunities
- Experienced management team with public company track record

Corporate Management Team



JEFFREY EBERWEIN
EXECUTIVE CHAIRMAN

- Over 25 years of Wall Street experience; Founder and CEO of Lone Star Value Management
- Portfolio Manager at Soros Fund Management and Viking Global
- CEO of Hudson Global, Inc., a global recruitment company; extensive public company Board experience
- Holds an MBA from The Wharton School and a BBA from The University of Texas



RICHARD COLEMAN
CHIEF EXECUTIVE OFFICER

- Over 30 years of executive leadership experience including as CEO of 2 other public companies
- Extensive experience in technology management, operational excellence, acquisitions, and as a public company Board member
- Holds an MBA from Golden Gate University and a BS in Management from the US Air Force Academy



DAVID NOBLE
CHIEF FINANCIAL OFFICER

- Joined Digirad in late 2018 after 20+ years of Wall Street experience in investment banking and capital markets; Lived and worked in NY and Asia, with extensive business travel to LatAm and Europe, prior to transitioning to the corporate sector
- 8+ years at Lehman Brothers and 12+ years at HSBC as Head of Equity Capital Markets for the Americas
- Holds an MBA in Finance from MIT's Sloan School of Management and a BA from Yale University



HANNAH BIBLE
CHIEF LEGAL OFFICER & CORPORATE SECRETARY

- Over 15 years of combined legal and accounting experience across a variety of industries, including CFO and in-house counsel to Lone Star Value Management; VP Finance and Corporate Secretary to ATRM; legal advisor to RRMS Advisors; diplomatic advisor within the U.N. General Assembly to the Asian-African Legal Consultative Organization; and served on the board of several public companies
- Adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law
- Earned an LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law, and a BBA in Accounting from Middle Tennessee State University



SHAWN MILES
VP, FINANCE & STRATEGY

- Joined in 2016
- Previously worked as a research analyst at Lone Star Value Management; responsible for securities analysis spanning a variety of sectors and investment strategies
- Earned a master's degree in Behavioral Economics from Cornell University; holds a BS in Applied Economics & Management from Cornell University

Operating Companies Management Team



MATTHEW MOLCHAN

CHIEF EXECUTIVE OFFICER

DIGIRAD HEALTH, INC.

- Joined Digirad in 2007 via the acquisition of Ultrascan, Inc.
- Previously held various executive positions in business development, finance and operations at Somera, Inc. and Equifax, Inc.
- Holds an MBA in Finance from the University of Southern California a BS in Economics from the US Air Force Academy



MATT MOSHER

GENERAL MANAGER

KBS BUILDERS, INC.

- 14 years of senior management experience in a construction related field
- Holds Associate of Drafting Technology Degree from Northern Maine Community College



RON SCHUMACHER

EXECUTIVE CHAIRMAN

EDGEBUILDER, INC.

- Joined EBGL in 2021 as Executive Chairman with over 40 years of experience in the construction and lumber industries
- Formerly President & CEO of Consolidated Lumber Company, where he oversaw the integration of multiple bolt-on acquisitions
- Graduated from the Building Material Marketing and Management program at Minnesota West Community & Technical College


Appendix

Historical Financial Data: Statements of Operations *($ in 000s)*

Star Equity Holdings

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Revenues:				
Healthcare	$ 15,572	$ 13,324	$ 58,556	$ 49,232
Construction	13,968	9,818	48,003	28,879
Investments	—	2	—	52
Total revenues	29,540	23,144	106,559	78,163
Cost of revenues:				
Healthcare	12,376	10,709	46,097	39,083
Construction	10,201	8,479	44,995	24,832
Investments	51	65	227	261
Total cost of revenues	22,628	19,253	91,319	64,176
Gross profit	6,912	3,891	15,240	13,987
Operating expenses:				
Selling, general and administrative	6,756	5,574	22,595	18,635
Amortization of intangible assets	430	428	1,728	2,124
Gain on sale of MDOS	—	—	(847)	—
Goodwill impairment	3,359	436	3,359	436
Total operating expenses	10,545	6,438	26,835	21,195
Loss from continuing operations	(3,633)	(2,547)	(11,595)	(7,208)
Other income (expense):				
Other (expense) income	(579)	(93)	(550)	874
Interest expense, net	(173)	(284)	(905)	(1,292)
Gain on forgiveness of PPP loans	—	2,470	4,179	2,470
Total other (expense) income	(752)	2,093	2,724	2,052
Loss from continuing operations before income taxes	(4,385)	(454)	(8,871)	(5,156)
Income tax provision	(26)	(57)	(60)	(129)
Loss from continuing operations, net of income taxes	(4,411)	(511)	(8,931)	(5,285)
(Loss) income from discontinued operations, net of income taxes	(7)	55	5,948	(1,172)
Net loss	(4,418)	(456)	(2,983)	(6,457)
Deemed dividend on Series A cumulative perpetual preferred stock	(469)	(474)	(1,906)	(1,916)
Net loss attributable to common shareholders	$ (4,887)	$ (930)	$ (4,889)	$ (8,373)
Net loss per common share - basic and diluted*				
Net loss per share, continuing operations	$ (0.84)	$ (0.11)	$ (1.76)	$ (1.44)
Net income (loss) per share, discontinued operations	$ —	$ 0.01	$ 1.17	$ (0.32)
Net loss per share*	$ (0.84)	$ (0.10)	$ (0.59)	$ (1.76)
Deemed dividend on Series A cumulative perpetual preferred stock per share	$ (0.09)	$ (0.10)	$ (0.37)	$ (0.52)
Net loss per share, attributable to common shareholders - basic and diluted*	$ (0.93)	$ (0.20)	$ (0.96)	$ (2.29)
Weighted-average shares outstanding – basic and diluted	5,281	4,785	5,085	3,659
Dividends declared per Series A perpetual preferred stock	$ 1.81	$ —	$ 2.31	$ —

During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for the reporting period ending December 31, 2020. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Historical Financial Data – Balance Sheets *($ in 000s)*

Star Equity Holdings

	December 31, 2021	December 31, 2020
Assets:		
Current assets:		
Cash and cash equivalents	$ 4,538	$ 3,225
Restricted cash	278	168
Accounts receivable, net	15,811	12,975
Inventories, net	8,525	9,787
Other current assets	2,711	2,025
Assets held for sale	—	20,756
Total current assets	31,863	48,936
Property and equipment, net	8,918	9,762
Operating lease right-of-use assets, net	4,494	2,935
Intangible assets, net	15,072	16,900
Goodwill	6,046	9,542
Other assets	1,659	1,384
Total assets	$ 68,052	$ 89,459
Liabilities, Mezzanine Equity and Stockholders' Equity:		
Current liabilities:		
Accounts payable	$ 4,277	$ 4,952
Accrued compensation	3,051	2,825
Accrued warranty	569	214
Billings in excess of costs and estimated profit	312	—
Deferred revenue	2,457	2,184
Short-term debt and current portion of long-term debt	12,869	18,362
Notes payable to related parties	—	2,307
Operating lease liabilities	1,253	1,278
Other accrued liabilities	3,033	3,000
Liabilities held-for-sale	—	7,871
Total current liabilities	27,821	42,993
Long-term debt, net of current portion	—	3,700
Deferred tax liabilities	72	51
Operating lease liabilities, net of current portion	3,299	1,727
Other liabilities	1,118	1,059
Total liabilities	32,310	49,530
Commitments and contingencies		
Preferred stock, $0.0001 par value: 10,000,000 shares authorized: Series A Preferred Stock 8,000,000 shares authorized, liquidation preference ($10.00 per share), 1,915,637 shares issued and outstanding at December 31, 2021 and 2020, respectively	18,988	21,500
Stockholders' equity:		
Preferred stock, $0.0001 par value: 25,000 shares authorized; Series C Preferred Stock, no shares issued or outstanding	—	—
Common stock, $0.0001 par value: 30,000,000 shares authorized; 5,805,916 and 4,798,367 shares issued and outstanding (net of treasury shares) at December 31, 2021 and 2020, respectively	—	—
Treasury stock, at cost; 258,849 shares at December 31, 2021 and 2020	(5,728)	(5,728)
Additional paid-in capital	150,451	149,143
Accumulated deficit	(127,969)	(124,986)
Total stockholders' equity	16,754	18,429
Total liabilities, mezzanine equity and stockholders' equity	$ 68,052	$ 89,459

During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for the reporting period ending December 31, 2020. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Reconciliation of Net Income to Adjusted EBITDA *($ in 000s)*

Star Equity Holdings

For the Twelve Months Ended December 31, 2021	Diagnostic Services	Diagnostic Imaging	Construction	Investments	Corporate, eliminations and other	Total
Net income (loss) from continuing operations	$ 1,674	$ 2,955	$ (7,488)	$ (443)	$ (5,629)	$ (8,931)
Depreciation and amortization	1,103	212	1,931	226	—	3,472
Interest expense	—	258	509	138	—	905
Income tax expense	—	60	—	—	—	60
EBITDA from continuing operations	2,777	3,485	(5,048)	(79)	(5,629)	(4,494)
Unrealized (gain) loss on derivatives and equity securities [1]	—	—	(664)	52	(17)	(629)
Litigation costs [2]	122	—	—	—	322	444
Stock-based compensation	44	99	6	—	376	525
Gain on disposal of MD Office Solutions	(847)	—	—	—	—	(847)
Goodwill impairment [3]	—	—	3,359	—	—	3,359
Write off of software implementation costs	—	1,302	70	—	—	1,372
Allowance / Write off of tenant receivable	—	—	323	—	—	323
Financing cost	—	111	449	8	—	568
COVID-19 Protection Equipment [5]	108	2	—	—	—	110
SBA PPP Loan forgiveness	—	(2,959)	(1,220)	—	—	(4,179)
Non-GAAP adjusted EBITDA from continuing operations	$ 2,204	$ 2,040	$ (2,725)	$ (19)	$ (4,948)	$ (3,448)

For the Twelve Months Ended December 31, 2020	Diagnostic Services	Diagnostic Imaging	Construction	Investments	Corporate, eliminations and other	Total
Net (loss) income from continuing operations	$ (1,003)	$ 2,387	$ (2,883)	$ (363)	$ (3,423)	$ (5,285)
Depreciation and amortization	1,222	260	2,172	282	—	3,936
Interest expense	75	7	910	—	300	1,292
Income tax expense	10	79	40	—	—	129
EBITDA from continuing operations	304	2,733	239	(81)	(3,123)	72
Unrealized gain on derivatives and equity securities [1]	—	—	—	—	(22)	(22)
Litigation costs [2]	—	—	—	—	562	562
Stock-based compensation	123	256	—	—	146	525
Goodwill impairment [3]	—	—	436	—	—	436
Transaction cost [4]	—	—	—	—	115	115
Financing cost	—	—	68	—	10	78
COVID-19 Protection Equipment [5]	—	63	—	—	—	63
SBA PPP Loan forgiveness	—	(2,470)	—	—	—	(2,470)
Non-GAAP adjusted EBITDA from continuing operations	$ 427	$ 582	$ 743	$ (81)	$ (2,312)	$ (641)

(1) *Reflects adjustments for any unrealized gains or losses in derivatives value and change in fair value of investments in equity securities.*

(2) *Reflects one-time litigation costs.*

(3) *Reflects impairment of goodwill related to the Construction division.*

(4) *Reflects legal and other costs related to the ATRM merger and holding company conversion.*

(5) *Reflects purchases related to COVID-19 personal protection equipment.*

Supplemental Debt Information *($ in 000s)*

Star Equity Holdings

	December 31, 2021		December 31, 2020	
	Amount	Weighted-Average Interest Rate	Amount	Weighted-Average Interest Rate
Revolving Credit Facility - Gerber KBS	$ 3,131	6.00%	$ 1,099	6.00%
Revolving Credit Facility - Gerber EBGL	1,652	6.00%	2,016	6.00%
Revolving Credit Facility - SNB	7,016	2.60%	12,710	2.64%
Total Short-term Revolving Credit Facility	$ 11,799	3.98%	$ 15,825	3.30%
Gerber - Star Term Loan	$ 1,070	6.25%	$ 262	6.75%
Premier - Term Loan	—	—%	419	5.75%
Short-term Debt and Current Portion of Long-term Debt	$ 1,070	6.25%	$ 681	6.13%
Short-term Paycheck Protection Program Notes	$ —	—%	$ 1,856	1.00%
Total Short-term Debt and Current Portion of Long-term Debt	$ 12,869	4.17%	$ 18,362	3.17%
Gerber - Star Term Loan	$ —	—%	$ 1,058	6.75%
Premier - Term Loan	—	—%	321	5.75%
Long Term Debt, net of current portion	—	—%	1,379	6.52%
Long-term Paycheck Protection Program Notes	—	—%	2,321	1.00%
Total Long-term debt, net of current portion	$ —	—%	$ 3,700	3.06%
LSV Co-Invest I Promissory Note (January Note)	$ —	—%	$ 709	12.00%
LSV Co-Invest I Promissory Note (June Note)	—	—%	1,220	12.00%
LSVM Note	—	—%	378	12.00%
Total Notes Payable To Related Parties	$ —	—%	$ 2,307	12.00%
Total Debt	$ 12,869	4.17%	$ 24,369	3.99%

Capitalization Table

Star Equity Holdings

Fully Diluted Pro Forma Capital Structure					
(in thousands except price per share)	**Shares**		**Price**	**Market Value**	
Common Shares [1]	14,983	$	1.13	$	16,930
Warrants (May 2020) [2]	702	$	-	$	-
Warrants (January 2022) [3]	9,500	$	-	$	-
10% Series A Preferred [4]	1,916	$	10.00	$	19,156
Net Debt [5]				$	(4,747)
Enterprise Value				$	31,340

[1] Price based on March 31, 2022 closing market price. Share count as of March 31, 2022.
[2] In terms of share equivalents. Expire May 28,2025. Strike price of $2.25 per share. Price is the difference between the 3/31/22 closing common stock price and the strike price.
[3] In terms of share equivalents. Expire Jan 24,2027. Strike price of $1.50 per share. Price is the difference between the 3/31/22 closing common stock price and the strike price.
[4] Preferred stock shown at liquidation preference of $10/share.
[5] Reference debt schedule below.

Pro Forma December 31, 2021 Net Debt Schedule		
($ in thousands)	**Amount**	**Rate**
Sub-Level Debt:		
Digirad Health	$ 7,016	2.60%
KBS	3,131	6.00%
EGBL	1,652	6.00%
Star Real Estate	1,070	6.25%
Corporate-Level Debt	-	-
Total Debt [6]	12,869	4.17% [7]
Cash [8]	(17,616)	
Net Debt [5]	$ (4,747)	

[6] Debt balances as of December 31, 2021.
[7] Weighted Average Cost of Debt.
[8] Proforma cash balance as of 12/31/21 adding January 2022 equity offering net proceeds.

Other Publicly-Traded Holding Companies

Star Equity Holdings

Small Cap:	Ticker	Market Cap[1]	Business Highlights
Great Elm Group Inc.	GEG	52	• Durable medical equipment • Real estate • Investment management
Elah Holdings Inc.	ELLH	58	• Recently reorganized holding company • Co-sponsored by funds managed by 210 Capital and Goldman Sachs Asset Management
BitNile Holdings Inc.	NILE	73	• Defense and aerospace • Financial services
Crawford United Corp	CRAWA	91	• Aerospace manufacturing • Marketing technology • Metal, silicone, and hydraulic hoses • Air handling and energy efficient solutions
ALJ Regional Holdings Inc.	ALJJ	110	• Business process outsourcing services • Printing services • Finished home products manufacturing
BBX Capital Corp	BBXIA	164	• Vacation ownership interests • Real estate • Chocolate and confectionary products
SWK Holdings Corp	SWKH	228	• Financial services for life science companies, including royalty-related financing
INNOVATE Corp.	VATE	294	• Infrastructure • Life sciences • Broadcasting
Boston Omaha Corp[2]	BOC	847	• Insurance services • Outdoor advertising services
Steel Partners Holdings LP[2],[3]	SPLP	881	• Diversified industrial manufacturing • Oil drilling and production services • Financial services
Compass Diversified Holdings	CODI	1,682	• Consumer goods manufacturing • Environmental services
B. Riley Financial Inc.	RILY	2,005	• Financial services • Internet access and related subscription services • Telecom and VOIP services

(1) Based on data as of 03/29/22 - $ in millions.
(2) Incentive fees paid to management teams.
(3) SPLP is a publicly-traded partnership as opposed to a C-corp structure.

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The Equity Group Inc.
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Lena Cati

The Equity Group Inc.

Senior Vice President

212-836-9611 / lcati@equityny.com